                                                                   Exhibit 99.3


                                                                [CONFORMED COPY]

                              CONSULTING AGREEMENT


         This CONSULTING AGREEMENT (the "Agreement"), entered into as of December 4, 1996 by and between CAVCO INDUSTRIES, INC., an Arizona corporation (the "Company"), and AL R. GHELFI (the "Consultant"),


                              W I T N E S S E T H:


         WHEREAS, the Consultant is currently employed by the Company as its Chairman of the Board;

         WHEREAS, concurrently with the execution and delivery hereof, Centex Real Estate Corporation, a Nevada corporation ("CREC"), MFH Holding Company, a Nevada corporation, MFH Acquisition Company, an Arizona corporation (the "Merger Subsidiary"), the Consultant, Janet M. Ghelfi and Janal Limited Partnership, an Arizona limited partnership ("Janal Partnership" and, together with the Consultant and Janet M. Ghelfi, the "Shareholder Parties") are entering into an Agreement and Plan of Merger (the "Merger Agreement"), upon the terms and subject to the conditions of which the Merger Subsidiary will be merged with and into the Company (the "Merger");

         WHEREAS, concurrently with the execution and delivery hereof, CREC and the Shareholder Parties are entering into a Stock Purchase Agreement (the "Stock Purchase Agreement"), upon the terms and subject to the conditions of which the Shareholder Parties will sell an aggregate of 1,047,288 shares of Common Stock, par value $.05 per share ("Common Stock"), of the Company owned by them to CREC in the event that the Merger Agreement is terminated under the circumstances described therein (the "Subject Share Purchase");

         WHEREAS, at the date (the "Effective Date") upon which the Merger or the Subject Share Purchase is consummated in accordance with the terms of the Merger Agreement or the Stock Purchase Agreement, as the case may be, CREC, the Shareholder Parties and (if applicable) the Company will enter into a Shareholders' Agreement (the "Shareholders' Agreement"), the form of which is attached to the Merger Agreement and the Stock Purchase Agreement, which will provide that, among other things, (i) the


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Shareholder Parties will have the right to require CREC to purchase the shares of Common Stock held by them and (ii) CREC will have the right to require the Shareholder Parties to sell to CREC the shares of Common Stock held by them, in each case upon the terms and conditions set forth therein;

         WHEREAS, the Consultant acknowledges that he and his affiliates will derive substantial benefits from the consummation of the Merger or the Subject Share Purchase, as the case may be, and the transactions contemplated by the Shareholders' Agreement, including, but not limited to, the payment of consideration for the shares of Common Stock held by the Consultant and his affiliates in accordance with the aforementioned agreements; and

         WHEREAS, from and after the Effective Date, the Company desires to retain the services of the Consultant, and the Consultant is willing to provide such services to the Company, all upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises, the terms and provisions set forth herein, the mutual benefits to be gained by the performance thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Engagement of Consultant. From and after the Effective Date, the Company hereby retains the Consultant to provide the consulting services described herein, and the Consultant hereby agrees to provide such services to the Company, all upon the terms and conditions set forth herein.

         SECTION 2. Term. Subject to the terms and conditions set forth herein, the Consultant agrees to provide to the Company the consulting services described herein during the period commencing on the Effective Date and ending on the fifth anniversary thereof, which term may be extended from time to time pursuant to a written instrument executed by the Company and the Consultant. Notwithstanding the foregoing, either the Company or the Consultant may elect to accelerate the date upon which such term expires upon written notice to the other party within 60 days after the date upon which CREC acquires all of the shares of Common Stock held by the Shareholder Parties. As used herein, the "Term" means the term determined in accordance with this Section 2 during which the Consultant agrees to provide consulting services to the Company.

         SECTION 3. Consulting Services. The services to be provided by the Consultant hereunder shall consist of such consulting services as the Board of Directors of


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the Company may reasonably request from time to time in connection with the business of the Company. The Consultant shall devote such time, attention and energies to the business of the Company as is reasonably necessary in order to provide the services described herein.

         SECTION 4. Compensation.

         (a) Consulting Fee. During the Term, the Company shall pay a fee (the "Consulting Fee") to the Consultant in the amount of $350,000 per annum, which fee shall be paid in equal monthly installments on the last day of each month.

         (b) Expense Reimbursement. During the Term, the Consultant shall be entitled to receive prompt reimbursement for all reasonable out-of-pocket expenses incurred in the reasonable discretion of the Consultant in connection with the due and proper performance of his duties hereunder in accordance with the Company's regular expense reimbursement practices.

         (c) Group Benefit Plans. During the Term, the Consultant shall (to the extent that he is eligible to participate in such plans under the terms thereof and in accordance with any contracts related thereto) participate in all group benefit plans (including, but not limited to, disability, accident, medical, life insurance and hospitalization plans) established or adopted and maintained by the Company from time to time. The provisions of this paragraph (c) shall not affect in any way the rights of the Company to amend or terminate any such group benefit plans in accordance with the terms of such plans and the provisions of applicable law.

         SECTION 5. Termination.

         (a) This Agreement shall terminate and be of no further force or effect if the Effective Date does not occur prior to or on December 31, 1997.

         (b) This Agreement shall terminate if the Consultant shall die. The termination of this Agreement pursuant to this paragraph (b) shall be effective at the time of death.

         (c) This Agreement may be terminated by the Consultant if the Company commits a material breach of the terms and conditions of this Agreement and the Company fails to cure such breach prior to the expiration of a period of ten days after delivery by the Consultant to the Company of a written notice setting forth the nature and


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extent of such breach. The termination of this Agreement pursuant to this paragraph (c) shall be effective at a time specified by the Consultant that is no more than 60 days after the aforesaid ten-day period.

                  (d) This Agreement may be terminated by the Company in any of the following circumstances:

                  (i) for "cause," i.e., acts of theft, embezzlement, fraud, dishonesty or sexual harassment, which acts are either admitted by the Consultant in writing or determined to be one or more of such acts by the Board of Directors of the Company by a Supermajority Board Vote (as defined in the Shareholders' Agreement), or for which the Consultant is convicted;

                  (ii) if the Consultant shall materially breach this Agreement or habitually neglect his duties hereunder, as determined by the Board of Directors of the Company by a Supermajority Board Vote, after written notice to the Consultant (which notice shall specify in reasonable detail the possible grounds for termination of this Agreement) and opportunity for the Consultant to be heard before a meeting of the Board of Directors;

                  (iii) if the Consultant shall be unable to perform his material duties hereunder owing to illness or incapacity for 90 consecutive days during any 360-day period; or

                  (iv) If the Company determines that it no longer requires the services of the Consultant for any other reason.

The termination of this Agreement pursuant to this paragraph (d) shall be effective (A) in the case of a termination of this Agreement pursuant to subparagraph (d)(i) or (d)(ii) above, immediately upon the determination of the Board of Directors referred to in such provision (or, if no such determination is required to be made, immediately upon receipt by the Consultant of written notice of termination from the Company) or (B) in the case of a termination pursuant to subparagraph (d)(iii) or (d)(iv) above, 30 days after receipt by the Consultant of written notice of termination from the Company.

                  (e) This Agreement shall terminate upon the expiration of the Term, as the same may be extended from time to time in accordance with
Section 2.


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         (f) If this Agreement is terminated by the Consultant pursuant to paragraph (c) above or by the Company pursuant to paragraph (d)(iv) above, the Company shall pay to the Consultant (i) the Consulting Fee for the balance of the Term in accordance with the provisions of Section 4(a) and (ii) all expenses incurred by the Consultant through the date of termination for which the Consultant is entitled to reimbursement in accordance with Section 4(b) above.

         (g) If this Agreement is terminated by the Company pursuant to subparagraphs (d)(i) or (d)(ii) above, the Company shall pay to the Consultant
(i) the Consulting Fee through the date of termination and (ii) all expenses incurred by the Consultant through the date of termination for which the Consultant is entitled to reimbursement in accordance with Section 4(b); provided, however, that, in the case of a termination pursuant to subparagraph
(d)(i) above, the Company may set off against such amounts for acts of theft, embezzlement, fraud or dishonesty which result in liquidated amounts owing to the Company by the Consultant.

         (h) If this Agreement is terminated upon the death of the Consultant pursuant to paragraph (b) above, by reason of the inability of the Consultant to perform his duties hereunder owing to illness or incapacity pursuant to subparagraph (d)(iii) above or upon the expiration of the Term pursuant to paragraph (e) above, the Company shall pay to the Consultant (or, if applicable, his personal representative) (i) the Consulting Fee through the date of termination and (ii) all expenses incurred by the Consultant through the date of termination for which the Consultant is entitled to reimbursement in accordance with Section 4(b).

         (i) If this Agreement is terminated by reason of the inability of the Consultant to perform his duties hereunder owing to illness or incapacity pursuant to subparagraph (d)(iii) above, by the Company pursuant to subparagraph
(d)(iv) above or upon the expiration of the Term pursuant to paragraph (e) above, the Company shall pay to the Consultant a fee (in addition to payment of the Consulting Fee for the balance of the Term, if applicable, pursuant to paragraph (f) above) in an amount equal to $150,000 per annum for a period of three years after the date of termination, which fee shall be paid in equal monthly installments on the last day of each month, in consideration of the Consultant's obligations after the date of termination under Section 6.

         (j) The failure or delay by either party hereto to exercise its right to terminate this Agreement with respect to any one or more of the matters referred to in this Section 5 shall not be taken or held to be a waiver by such party of its right of termination of this Agreement in respect to such matter or any subsequent matter.


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                  (k)   Except as expressly provided in this Section 5, upon the
expiration or termination of this Agreement, the Company shall not have any liability or obligation of any kind or character to the Consultant under the terms of this Agreement or in connection with the expiration or termination hereof.

                  (l) Upon any termination or expiration of this Agreement (other than any termination pursuant to paragraph (a) above), the Consultant shall continue to be subject to the provisions of Sections 6, 7, 8, 9, 10, 11, 12, 13, 14, 15 and 16 (it being understood and agreed that such provisions shall survive any such termination or expiration and shall continue in full force and effect thereafter).

                  SECTION 6.  Competitive Activity.

                  (a) The Consultant recognizes and acknowledges that the relationship created by this Agreement is one of trust, and the Consultant agrees that, during the Non-Competition Period (as hereinafter defined), the Consultant shall not (whether acting alone or through any of his affiliates, as a member of a partnership or a joint venture or in conjunction with any corporation or other entity or any other person (including, but not limited to, any present or former director, officer or consultant of the Company) or in any other capacity whatsoever and whether by investing in, or holding securities of, any corporation or other entity, advancing or lending any funds to, making available any facilities, equipment or other assets to any corporation or other person or any other person or assisting or participating in any other transaction or arrangement whatsoever), engage in any of the following activities:

                  (i) except in connection with the due and proper performance of his duties hereunder, engage in any of the Covered Businesses in the Territory;

                  (ii) except in connection with the due and proper performance of his duties hereunder, solicit or contact (with respect to any of the Covered Businesses) retailers, dealers, suppliers, customers or potential customers on behalf of any corporation or other entity or any other person engaged in any of the Covered Businesses in the Territory; or

                  (iii) solicit or otherwise induce any employee of the Company or any of its subsidiaries to terminate his service with the Company or any such subsidiary or hire any person who was an employee of the Company


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         or any such subsidiary at any time during the 12-month period immediately prior to the date of termination of this Agreement.

                  As used in this Section 6, the terms set forth below have the following respective meanings:

                  "Covered Businesses" means the businesses of (i) designing, manufacturing and selling manufactured housing to be used for residential, recreational and other purposes and (ii) developing housing subdivisions and selling manufactured, modular and conventional housing units or lots located therein.

                  "Non-Competition Period" means the period commencing on the Effective Date and ending on (i) if this Agreement is terminated by the Consultant pursuant to Section 5(c), the date of termination of this Agreement or (ii) if this Agreement is terminated pursuant to any provision of Section 5 (other than Section 5(c)), the third anniversary of the date of termination of this Agreement.

                  "Territory" means the territory consisting of the States of Arizona, California, Colorado, Idaho, Nevada, New Mexico, Texas and Utah.

                  (b) Notwithstanding anything to the contrary in this Section 6, the Consultant may own, for investment purposes only, up to one percent of the stock of any publicly-held corporation that engages in the Covered Businesses or that otherwise directly or indirectly competes with the Company if the stock of such corporation is either listed on a national securities exchange or traded on the Nasdaq National Market and if the Consultant is not an employee or consultant of, and is not otherwise affiliated with, such corporation.

                  (c) It is hereby agreed by and between the Consultant and the Company that if (notwithstanding the provisions of paragraph (d) below) the non-competition covenants contained in this Agreement should be held by any court or other constituted legal authority to be void or unenforceable in any particular area or jurisdiction, then the parties hereto shall consider this Agreement to be amended and modified so as to eliminate therefrom that particular area or jurisdiction as to which the non-competition covenants are held to be void or otherwise unenforceable, and as to all other areas and jurisdictions covered by this Agreement, the terms and provisions hereof shall remain in full force and effect as originally written.


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                  (d) It is further agreed that if the non-competition covenants contained in this Agreement should be held by any court or other constituted legal authority to be effective in any particular area or jurisdiction only if said covenants are modified to limit their duration or scope, then the parties hereto shall consider such non-competition covenants to be amended and modified with respect to that particular area or jurisdiction so as to comply with the order of any court or other constituted legal authority, and as to all other areas and jurisdictions, the non-competition covenants contained herein shall remain in full force and effect as originally written.

                  (e) The Consultant and the Company agree that the covenants set forth herein are appropriate and reasonable when considered in light of the nature and extent of the Covered Businesses as conducted by the Company and its subsidiaries. The Consultant acknowledges that (i) the Company has a legitimate interest in protecting the Covered Businesses as conducted by the Company and its subsidiaries, (ii) the covenants set forth herein are not oppressive to the Consultant and contain reasonable limitations as to time, scope, geographical area and activity, (iii) the covenants do not harm in any manner whatsoever the public interest, (iv) the Consultant has received and will receive substantial consideration for agreeing to such covenants, (v) the Consultant is agreeing to such covenants in order, among other things, to induce CREC to enter into the Merger Agreement and the Stock Purchase Agreement and (vi) the Consultant and his affiliates will derive substantial benefits from the consummation of the Merger or the Subject Share Purchase, as the case may be, and the transactions contemplated by the Shareholders' Agreement, including, but not limited to, the payment of consideration for the shares of Common Stock held by the Consultant and his affiliates in accordance with the Merger Agreement, the Stock Purchase Agreement and the Shareholders' Agreement.

                  SECTION 7.  Confidentiality.

                  (a) The Consultant acknowledges that the Trade Secrets and Confidential Information are valuable, special and unique assets of the Company, and the Consultant agrees that he (i) shall not reveal, divulge or disclose any Trade Secrets or Confidential Information and (ii) except as required in connection with the due and proper performance of his duties hereunder, shall not use or exploit any Trade Secrets or Confidential Information.

                  (b) The Consultant shall not be subject to the restrictions set forth in paragraph (a) above with respect to information which:


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                  (i)   becomes generally available to the public other than as
         a result of disclosure by the Consultant;

                  (ii) becomes available to such party on a non-confidential basis from a source other than the Company or its directors, officers or other representatives, provided that, to the knowledge of the Consultant, such source lawfully obtained such information and is not bound by a confidentiality agreement with the Company; or

                  (iii) is required to be disclosed by law or judicial or administrative process (provided, however, that the Consultant has complied with his obligations under paragraph (c) below).

                  (c) If the Consultant is requested (whether by oral questions, interrogatory, request for documents, subpoena, civil investigative demand or other legal process) to disclose any part of the Trade Secrets or Confidential Information, the Consultant shall (i) give prompt written notice to the Company of the existence of, and the circumstances attendant to, such request, (ii) consult with the Company as to the advisability of taking legally available steps, at the Company's expense, to resist or narrow any such request or otherwise to eliminate the need for such disclosure and (iii) if disclosure is required, cooperate with the Company, at its expense, to obtain a protective order or other reliable assurance in form and substance reasonably satisfactory to the Company that confidential treatment will be accorded to such portion of the Trade Secrets and Confidential Information as is required to be disclosed.

                  (d) As used in this Section 7, the terms set forth below have the following meanings:

                  "Confidential Information" means information that, although not a Trade Secret, is not generally known and from which the Company derives actual or potential economic value because such information is not generally known by others, including, but not limited to, sales and marketing information, customer lists, customer account records, training and operations materials and memoranda, personnel records, pricing and financial information relating to the business, dealers, retailers, customers, employees and affairs of the Company, any information marked "Confidential" by the Company, and any other such information that does not rise to the level of a Trade Secret.

                  "Trade Secrets" means (i) any scientific or technical information, design, process, procedure, formula or improvement that is secret and of value and (ii) any other


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information, including, but not limited to, technical or nontechnical data, formula patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, and lists of actual or potential customers, which, in each case, the Company has taken reasonable efforts to protect from disclosure and from which the Company derives actual or potential economic value due to its confidential nature.

                  SECTION 8. Remedies. The Consultant hereby agrees that a violation of the provisions of Section 6 or 7 would cause irreparable injury to the Company for which it would have no adequate remedy at law. Accordingly, in the event of any such violation, the Company shall be entitled to preliminary and other injunctive relief without necessity of complying with any requirement as to the posting of a bond or other security (it being understood that the Consultant hereby waives any such requirement). Any such injunctive relief shall be in addition to any other remedies to which the Company may be entitled at law or in equity, or otherwise.

                  SECTION 9. Rights of Payment. All payments to be made to the Consultant under the terms of this Agreement shall be paid in cash from the general funds of the Company, and no special or separate funds shall be established and no other segregation of assets shall be made to assure payment. The Consultant shall have no right, title or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations hereunder. Nothing contained in this Agreement, and no action taken pursuant to the provisions hereof, shall create, or be construed to create, a trust of any kind or any fiduciary responsibility of the Company to the Consultant or any other person. To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

                  SECTION 10. Relationship of the Parties. The relationship of the Consultant to the Company in performing any consulting services hereunder shall be that of an independent contractor. This Agreement shall not be construed to entitle the Consultant or any of his agents to any of the benefits, privileges or other amenities of employment by the Company.

                  SECTION 11. Arbitration. Any dispute or controversy arising under or in connection with this Agreement (other than any dispute or controversy arising from a violation or alleged violation by the Consultant of the provisions of Section 6 or 7) shall be settled by arbitration in Dallas, Texas. The arbitration shall be heard and determined by a single arbitrator selected in accordance with the Commercial Arbitration Rules of the American Arbitration Association. In addition, any arbitration proceeding pursuant to this


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Section 11 shall be conducted in accordance with such arbitral rules. The cost of the arbitration proceedings (including fees and disbursements of counsel) shall be borne in the manner determined by the arbitrator. The decision of the arbitrator shall be final, binding and conclusive, and judgment on the award (if any) of the arbitrator may be entered in any court of competent jurisdiction.

              SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be given by delivery in person, by registered or certified mail (return receipt requested and with postage prepaid thereon) or by cable, telex or facsimile transmission to the parties at the following addresses (or at such other address as either party shall have furnished to the other in accordance with the terms of this Section 12):

              if to the Company:

              Cavco Industries, Inc.
              1001 N. Central Avenue
              Eighth Floor
              Phoenix, Arizona 85004
              Facs:  (602) 256-6189
              Attention: Raymond G. Smerge

              with copies to (which shall not constitute notice to the Company):

              Centex Real Estate Corporation
              2728  North Harwood
              Dallas, Texas 75201-1516
              Facs: (214) 981-6859
              Attention: David W. Quinn

              and

              Baker & Botts, L.L.P.
              2001 Ross Avenue
              Dallas, Texas  75201
              Facs: (214) 953-6503
              Attention: Geoffrey L. Newton

              if to the Consultant:


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          Al R. Ghelfi
          1001 N. Central Avenue
          Eighth Floor
          Phoenix, Arizona 85004
          Facs:  (602) 256-6189

          with copies to (which shall not constitute notice to the Consultant):

          Osborn Maledon
          2929 North Central Avenue
          Phoenix, Arizona 85012
          Facs: (602) 235-9444
          Attention: William M. Hardin

All notices and other communications hereunder that are addressed as provided in or pursuant to this Section 12 shall be deemed duly and validly given (a) if delivered in person, upon delivery, (b) if delivered by registered or certified mail (return receipt requested and with postage paid thereon), 72 hours after being placed in a depository of the United States mails and (c) if delivered by cable, telex or facsimile transmission, upon transmission thereof and receipt of the appropriate answerback.

          SECTION 13. Amendment; Waiver. The terms and provisions of this Agreement may be modified or amended only by a written instrument executed by each of the parties hereto (provided, however, that if any modification to or amendment of this Agreement is proposed at any time prior to the Effective Date, such modification or amendment shall also require the prior written approval of
CREC), and compliance with the terms and provisions hereof may be waived only by a written instrument executed by each party entitled to the benefits thereof. No failure or delay on the part of any party in exercising any right, power or privilege granted hereunder shall constitute a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege granted hereunder.

         SECTION 14. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior written or oral agreements or understandings between the parties relating thereto.


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                  SECTION 15. Severability. In the event that any provision
contained in this Agreement is found to be invalid, illegal or unenforceable, the invalidity, illegality and unenforceability thereof shall not affect any other provisions hereof, which shall remain in full force and effect.

                  SECTION 16. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither party may assign this Agreement without the prior written consent of the other party; provided, however, that the Company may assign this Agreement to any of its affiliates or to any successor (whether by operation of law or otherwise) to all or substantially all of its business and assets without the consent of the Consultant.

                  SECTION 17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas (without regard to any conflicts of law principles that would require the application of the laws of any other state or jurisdiction).

                  SECTION 18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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                  IN WITNESS WHEREOF, the undersigned have executed this
Agreement as of the date first above written.

                                        COMPANY:

                                        CAVCO INDUSTRIES, INC.



                                        By:        /s/ Brent Ghelfi
                                           -----------------------------------
                                        Name:      Brent Ghelfi
                                             ---------------------------------
                                        Title:     President/CEO
                                              --------------------------------

                                        CONSULTANT:



                                                   /s/ Al R. Ghelfi
                                              --------------------------------
                                                     Al R. Ghelfi



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